NOTE RECEIVABLE	12 Months Ended
Mar. 31, 2025
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
NOTE RECEIVABLE [Text block]

8. NOTE RECEIVABLE

As of March 31, 2025, the Company had a single note receivable totaling $802,766, representing the present value of a note issued in connection with the sale of a held-for-sale building (Note 5). The note has a principal balance of $850,000, bears interest at a fixed rate of 4% per annum, and has a term of 18 months from the date of issuance. The note receivable was discounted to its present value using a discount rate of 8%, reflecting the Company's assessment of market conditions and credit risk at the time of the sale.

The Company evaluates the collectability of the note receivable based on the borrower's financial condition and compliance with the note terms. The note receivable is expected to mature in September 2026, at which point the Company anticipates receiving the full principal of $850,000 plus accrued interest.